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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K/A-1

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): August 29, 1997


                          AVIATION DISTRIBUTORS, INC.
            (Exact name of registrant as specified in its charter)

           DELAWARE                     0-29028                 33-0715685
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


                 ONE WRIGLEY DRIVE
                 IRVINE, CALIFORNIA                        92618
      (Address of Principal Executive Office)            (Zip Code)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (714) 586-7558

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     7.2 Letter from Arthur Andersen LLC to the Securities and Exchange Commission dated September 15, 1997.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          AVIATION DISTRIBUTORS, INC.


September 17, 1997        By: /s/ Osamah S. Bakhit
                              -----------------------------
                              Osamah S. Bakhit, President


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